Principal Funds, Inc.

Supplement dated March 7, 2018
to the Statement of Additional Information dated March 1, 2018

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGER DISCLOSURE

In the Advisor: Principal Global Investors, LLC (Equity Portfolio Managers) section, delete all references to Joel Fortney.
Under Advisor: Principal Global Investors, LLC (Equity Portfolio Managers), delete the rows for Jeffrey A. Schwarte in the Other Accounts Managed table and replace with the following:

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Jeffrey A. Schwarte: LargeCap S&P 500 Index, LargeCap Value*, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds
Registered investment companies	16	$4.6 billion	0	$0
Other pooled investment vehicles	5	$33.9 billion	0	$0
Other accounts	2	$58.4 million	0	$0
* Portfolio Manager of the LargeCap Value Fund effective as of March 2, 2018

Under Advisor: Principal Global Investors, LLC (Equity Portfolio Managers), add the following row alphabetically for Jeffrey A. Schwarte in the Ownership of Securities table:

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Jeffrey A. Schwarte	LargeCap Value*	None
* Portfolio Manager of the LargeCap Value Fund effective as of March 2, 2018